UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 – October 31, 2017
Item 1: Reports to Shareholders

Annual Report | October 31, 2017

Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard Explorer Fund returned 27.10% for Investor Shares and 27.25% for Admiral Shares. It trailed its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

• During the fiscal year, small-caps outpaced large-caps. Growth stocks surpassed their value counterparts.

• Consumer staples and industrial holdings did well. Consumer discretionary stocks contributed the least to relative performance.

• Each of the Explorer Fund’s five independent advisors employs a growth-oriented strategy and manages its piece of the portfolio with a long-term focus.

• Please note that the fund made several changes to its management during the period.

Granahan Investment Management, Chartwell Investment Partners, and Kalmar Investment Advisers are no longer managing portions of your fund. The assets they managed were allocated to existing fund managers and ClearBridge Investments, a new relationship for the fund and Vanguard.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Explorer Fund
Investor Shares	27.10%
Admiral™ Shares	27.25
Russell 2500 Growth Index	30.07
Small-Cap Growth Funds Average	28.91
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Explorer Fund Investor Shares	7.57%
Russell 2500 Growth Index	8.56
Small-Cap Growth Funds Average	6.50
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.46%	0.34%	1.34%

The fund expense ratios shown are from the prospectus dated May 19, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the fund’s expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Small-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

Advisors’ Report

For the 12 months ended October 31, 2017, Vanguard Explorer Fund returned 27.10% for Investor Shares and 27.25% for Admiral Shares. It trailed its benchmark, the Russell 2500 Growth Index, and the average return of its small-capitalization growth fund peers.

Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 10.

Please note that during the fiscal year there were several changes to the fund’s management. Granahan Investment Management and Kalmar Investment Advisers are no longer managing portions of your fund. The assets managed by those two firms have been allocated to Stephens Investment Management Group, Vanguard Quantitative Equity Group, and ClearBridge Investments—a new relationship for your fund and Vanguard.

Also, as mentioned in previous reports, Chartwell Investment Partners no longer serves as an advisor to the fund. Assets formerly managed by Chartwell were allocated to Stephens and ArrowMark Partners in December.

The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 13, 2017.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams, Senior Managing
Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager

For the 12 months ended October 31, 2017, small- and mid-capitalization stocks rebounded strongly. Despite postelection headline volatility and environmental catastrophes, small-caps continued to rally, boosted by sustained increases in domestic growth, better-than-expected earnings, and the prospect of supportive fiscal policy.

The portfolio’s benchmark, the Russell 2500 Growth Index, returned 30.07% for the period. Nine of its eleven sectors posted positive returns, with telecommunication services, financials, and information technology leading the way. Energy and consumer staples lagged.

The portfolio had robust positive returns but trailed its benchmark index. Our bottom-up stock selection in health care, consumer discretionary, financials, and industrials was the largest drag on our portion. Sector allocation, a result of our selection process, modestly detracted. Our overweighted positions in consumer staples and energy also hurt, as did an underweighted allocation to information technology.

Cardtronics, a U.S.-based provider of ATMs and financial services kiosks, was the top relative and absolute detractor. Its stock struggled over the last year as fee cuts in the United Kingdom and an exit from its relationship with 7-Eleven affected earnings more sharply than anticipated. Nevertheless, we have confidence in its management, which has done a good job navigating these hurdles, and believe the company’s long-term prospects are favorable.

Negative returns were partially offset by strong stock selection in consumer staples and energy, as well as a large overweighted allocation to financials, a top-performing sector.

The leading relative contributor for the year was a new position in cloud-based software-as-a-service provider 2U, which delivers educational programming to nonprofit universities through online learning platforms. The company is growing rapidly and developing well-received, innovative programming.

Vanguard Quantitative Equity Group

Portfolio Managers:

James Stetler

Binbin Guo, Principal, Head of Alpha
Equity Investments

For the 12 months ended October 31, 2017, our stock selection models effectively identified industry group leaders. All five of our signals boosted absolute returns; valuation, sentiment, and growth did best.

Stock selection was positive in 5 out of 11 sectors; health care added the most to returns. Materials and industrials were also strong contributors. Standouts included Chemours, Extreme Networks, Square, Scientific Games, and FibroGen.

Holdings in the consumer discretionary and information technology sectors detracted. Cardtronics, Brinker International, and Windstream were among the worst performers.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

The U.S. stock market posted strong gains during the period, driven by growing optimism for the completion of a tax reform bill. Healthy economic data also aided market momentum as GDP growth accelerated to a 3.1% annualized rate during the second quarter of 2017. Volatility remained scarce; the Russell 2500 Growth Index registered only two daily declines greater than 2%. Though the lack of volatility has been a surprise, we continue to prepare for a market pullback. We will look to add companies with predictable and recurring revenue streams, strong competitive advantages, large addressable markets, and attractive risk/reward profiles when volatility picks up.

The industrial sector was our top performer. Our exposure to the commercial and professional services industry group significantly outpaced that of the benchmark index. Strong contributors included TriNet and CEB. TriNet’s pricing improvement and EBITDA margin expansion boosted the company’s strong performance. CEB, a longtime holding, was acquired by Gartner, another portfolio holding, at a 25% premium in January.

The consumer discretionary and materials sectors lagged. Weakness in the retailing industry group, driven by a slowdown in store traffic, was the largest detractor.

Companies directly affected during the period included Sally Beauty and Hibbett Sports. Our lack of exposure to materials also hurt, as the sector returned 32%. We typically avoid materials companies, which tend to be influenced by commodity price swings and have levered balance sheets.

ClearBridge Investments, LLC

Portfolio Managers:

Brian Angerame, Managing Director

Derek Deutsch, CFA, Managing Director

Aram Green, Managing Director

Jeffrey Russell, CFA, Managing Director

ClearBridge Investments began managing a portion of the fund on March 20, 2017. Since then, the small- and mid-cap Russell 2500 Growth benchmark has surged nearly 13%. Financial markets have been resilient, underpinned by accelerating U.S. and global economic growth, supportive corporate earnings, and accommodative interest rates. The most recent data (including consumer sentiment and industrial purchasing intent) suggest continued optimism toward corporate earnings dynamics.

Underneath the surface, we found sharp sector dispersion. Top benchmark sectors included health care and information technology; laggards included consumer discretionary and energy.

Holdings in industrials, real estate, consumer staples, and health care added to performance, while investments in consumer discretionary and financials detracted. Leading contributors IPG Photonics, Trex Company, and Grubhub were all powered by vibrant earnings gains and increased market share. Underperformance was concentrated in the consumer discretionary sector, including holdings Advance Auto Parts, Buffalo Wild Wings, and Tractor Supply Company (which we exited during the period).

We continue to be optimistic about the companies held by the fund. We are confident in the ability of their managements to navigate both rapidly changing industry environments (such as consumer discretionary/retail) and huge opportunities for growth.

Stephens Investment Management
Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,
Chief Investment Officer

The fiscal year ended October 31, 2017, was characterized by very strong absolute returns. A great deal of enthusiasm about potential tax reform and a reduction in the regulatory burden arose after the U.S. presidential election. The strong returns led to a rising-tide-lifts-all-boats environment. Simultaneously, continued improvement in the economy allowed the Federal Reserve to begin moving toward a more normalized interest rate policy. Volatility in the broad market remained surprisingly low despite some troubling geopolitical developments. Toward the end of the period, we began to notice more volatility among individual stocks, although it still wasn’t evident in the large market indexes.

We had great success with Cognex Corporation, Proto Labs, and other holdings in the technology and industrial sectors. Our video-game-related holdings also contributed. They benefited from a growing user base, mobile platforms, and improving margins as they sold directly to consumers online.

Consumer discretionary was a challenging sector. The box office was softer than expected, and our media-related holdings struggled. The impact of Amazon—both real and perceived—continued to stress retailers. We made changes to our energy holdings and reduced our exposure, but not before it began to detract from returns. Short-term weakness in crude oil prices and the advent of dozens of electric vehicle offerings have tempered our enthusiasm for the industry.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	35	4,557	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually
			before purchase, and company developments are
			continually monitored for comparison with
			expectations for growth.
Vanguard Quantitative Equity	18	2,338	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
ArrowMark Partners	16	2,066	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. The portfolio managers
			start by identifying businesses with strong
			competitive advantages in industries with high barriers
			to entry, then narrow their focus to companies with
			large potential markets and high-quality business
			models focused on the future. Finally, considerations
			are made for potential downside risk, resulting in a
			diversified portfolio of 75–100 stocks.
ClearBridge Investments, LLC	15	1,999	The firm seeks to invest in quality growth companies
			that are category leaders (or have the ability to
			become market leaders), and display capital allocation
			discipline aimed at fueling long-term sustainable
			growth. ClearBridge focuses on cash-flow-based
			metrics to value companies, as well as revenue or
			earnings multiples, relying on the most appropriate
			valuation metrics for each company. This approach
			aligns with the team’s style of investing in
			cash-generative, quality growth companies. The
			research process is disciplined and collaborative, with
			each member of the team executing on a shared
			investment philosophy and process.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Stephens Investment	15	1,908	Employs a disciplined, bottom-up investment
Management Group, LLC			selection process that combines rigorous fundamental
			analysis with quantitative screening to identify
			companies with superior earnings growth potential.
			The approach screens for core growth stocks and for
			catalyst stocks. Core growth stocks have strong
			growth franchises, recurring revenue, and
			above-average growth rates; catalyst stocks are
			experiencing changes that could lead to accelerated
			earnings growth.
Cash Investments	1	166	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.46%	0.34%
30-Day SEC Yield	0.35%	0.47%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	548	1,423	3,787
Median Market Cap	$4.3B	$4.7B	$62.0B
Price/Earnings Ratio	25.5x	27.0x	22.0x
Price/Book Ratio	3.6x	4.8x	2.9x
Return on Equity	10.9%	12.5%	15.1%
Earnings Growth
Rate	13.1%	13.7%	9.8%
Dividend Yield	0.8%	0.8%	1.8%
Foreign Holdings	4.7%	0.0%	0.0%
Turnover Rate	76%	—	—
Short-Term Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	14.1%	14.5%	12.2%
Consumer Staples	3.0	2.2	7.1
Energy	1.8	1.6	5.6
Financials	8.0	7.5	15.1
Health Care	17.8	17.5	13.5
Industrials	19.2	19.1	10.7
Information Technology	26.1	26.1	23.5
Materials	5.3	6.7	3.5
Real Estate	3.5	3.6	3.9
Telecommunication
Services	0.6	0.8	1.7
Utilities	0.6	0.4	3.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.97	0.82
Beta	0.98	1.16

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated May 19, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares.

Explorer Fund

Ten Largest Holdings (% of total net assets)

ICON plc	Life Sciences Tools
	& Services	1.0%
Insulet Corp.	Health Care
	Equipment	1.0
Cadence Design
Systems Inc.	Application Software	0.9
athenahealth Inc.	Health Care
	Technology	0.9
TriNet Group Inc.	Human Resources &
	Employment
	Services	0.8
2U Inc.	Internet Software &
	Services	0.8
Medidata Solutions Inc.	Health Care
	Technology	0.8
Carter's Inc.	Apparel, Accessories
	& Luxury Goods	0.7
Kirby Corp.	Marine	0.7
Sensata Technologies	Electrical
Holding NV	Components &
	Equipment	0.7
Top Ten		8.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Explorer Fund*Investor Shares	27.10%	14.88%	7.57%	$20,745
• • • • • • • •	Russell 2500 Growth Index	30.07	15.50	8.56	22,738
– – – –	Small-Cap Growth Funds Average	28.91	13.68	6.50	18,772
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	23.96	15.05	7.67	20,939
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Explorer Fund Admiral Shares	27.25%	15.05%	7.74%	$105,361

Russell 2500 Growth Index	30.07	15.50	8.56	113,692
Dow Jones U.S. Total Stock Market Float
Adjusted Index	23.96	15.05	7.67	104,695

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	18.69%	13.95%	7.66%
Admiral Shares	11/12/2001	18.83	14.11	7.83

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Carter’s Inc.	996,117	96,354	0.7%
* Live Nation Entertainment Inc.	1,671,498	73,178	0.6%
* Burlington Stores Inc.	758,216	71,189	0.6%
New York Times Co. Class A	3,033,454	57,939	0.4%
Consumer Discretionary—Other †		1,478,263	11.3%
		1,776,923	13.6%

Consumer Staples †		379,827	2.9%

Energy †		217,191	1.7%

Financials
* SVB Financial Group	340,670	74,702	0.6%
Nasdaq Inc.	890,982	64,730	0.5%
LPL Financial Holdings Inc.	1,282,201	63,610	0.5%
Assured Guaranty Ltd.	1,637,196	60,740	0.5%
* MGIC Investment Corp.	4,034,571	57,694	0.4%
* Western Alliance Bancorp	1,012,311	56,487	0.4%
Financials—Other †		625,845	4.8%
		1,003,808	7.7%
Health Care
* ICON plc	1,120,455	133,177	1.0%
* Insulet Corp.	2,146,528	126,237	1.0%
* athenahealth Inc.	886,162	113,322	0.9%
* Medidata Solutions Inc.	1,302,577	97,993	0.8%
* Mettler-Toledo International Inc.	100,756	68,779	0.5%
HealthSouth Corp.	1,270,837	58,636	0.4%
1 Kindred Healthcare Inc.	5,066,659	30,653	0.2%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Health Care—Other †		1,616,681	12.4%
			2,245,478	17.2%
Industrials
*	TriNet Group Inc.	3,188,722	110,712	0.9%
*	Kirby Corp.	1,358,315	96,237	0.7%
*	Sensata Technologies Holding NV	1,853,394	90,649	0.7%
*	Clean Harbors Inc.	1,670,063	89,365	0.7%
*	Teledyne Technologies Inc.	421,507	71,639	0.6%
*	Trex Co. Inc.	640,600	70,114	0.5%
*	United Rentals Inc.	486,023	68,763	0.5%
*	TransUnion	1,243,105	65,251	0.5%
	John Bean Technologies Corp.	587,807	62,837	0.5%
	Orbital ATK Inc.	456,578	60,693	0.5%
	Woodward Inc.	771,748	59,679	0.5%
*	Middleby Corp.	497,741	57,688	0.4%
	Terex Corp.	1,224,200	57,672	0.4%
	HEICO Corp. Class A	745,922	56,765	0.4%
	Industrials—Other †		1,404,718	10.8%
			2,422,782	18.6%
Information Technology
*	Cadence Design Systems Inc.	2,765,192	119,346	0.9%
*,^	2U Inc.	1,599,176	101,756	0.8%
	MAXIMUS Inc.	1,180,888	78,446	0.6%
*	BroadSoft Inc.	1,415,700	77,651	0.6%
*	First Solar Inc.	1,204,921	66,054	0.5%
	MercadoLibre Inc.	269,936	64,868	0.5%
*	Callidus Software Inc.	2,547,761	64,586	0.5%
	Entegris Inc.	1,944,107	63,669	0.5%
*	HubSpot Inc.	732,710	63,416	0.5%
*	ServiceNow Inc.	501,050	63,318	0.5%
*	Atlassian Corp. plc Class A	1,293,460	62,565	0.5%
	CSRA Inc.	1,923,783	61,542	0.5%
	CDW Corp.	869,286	60,850	0.5%
*	GoDaddy Inc. Class A	1,291,284	60,303	0.5%
*	Cavium Inc.	862,082	59,475	0.4%
	Power Integrations Inc.	729,971	58,653	0.4%
*,^	GrubHub Inc.	940,422	57,385	0.4%
*	Fortinet Inc.	1,451,058	57,186	0.4%
	Information Technology—Other †		2,048,943	15.7%
			3,290,012	25.2%
Materials
	Graphic Packaging Holding Co.	3,998,503	61,937	0.5%
	Materials—Other †		612,450	4.7%
			674,387	5.2%
Other
2	Vanguard Small-Cap ETF	478,332	68,655	0.5%
^,2	Vanguard Small-Cap Growth ETF	384,700	60,086	0.5%
[3,4]	Other—Other †		4,979	0.0%
			133,720	1.0%
Real Estate
*	SBA Communications Corp. Class A	443,554	69,718	0.6%
	Real Estate—Other †		355,292	2.7%
			425,010	3.3%

17

Explorer Fund

		Market	Percentage
		Value•	of Net
		($000)	Assets
Telecommunication Services †		69,304	0.5%

Utilities †		75,697	0.6%
Total Common Stocks (Cost $10,155,697)		12,714,139	97.5%[5]

Coupon	Shares
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund 1.246%	5,653,386	565,395	4.3%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 10/31/17, Repurchase
Value $46,901,000, collateralized
by U.S. Treasury Note/Bond
1.500%, 10/31/19, with a
value of $47,838,000)	1.060%	11/1/17	46,900	46,900	0.4%

8U.S. Government and Agency Obligations†				9,087	0.1%
Total Temporary Cash Investments (Cost $621,380)				621,382	4.8%[5]
Total Investments (Cost $10,777,077)				13,335,521	102.3%
Other Assets and Liabilities
Other Assets[7]				32,939	0.3%
Liabilities[7]				(334,269)	(2.6%)
				(301,330)	(2.3%)
Net Assets				13,034,191	100.0%

Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	12,606,179
Collateral for Futures Contracts	4,553
Affiliated Vanguard Funds	694,136
Other Affiliated Issuers	30,653
Total Investments in Securities	13,335,521
Investment in Vanguard	790
Receivables for Investment Securities Sold	14,570
Receivables for Accrued Income	1,626
Variation Margin Receivable–Futures Contracts	753
Receivables for Capital Shares Issued	4,490
Other Assets[7]	10,710
Total Assets	13,368,460
Liabilities
Payables for Investment Securities Purchased	13,234
Collateral for Securities on Loan	290,432
Payables to Investment Advisor	5,022
Payables for Capital Shares Redeemed	4,194
Payables to Vanguard	21,387
Total Liabilities	334,269
Net Assets	13,034,191

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	9,060,304
Undistributed Net Investment Income	28,685
Accumulated Net Realized Gains	1,382,483
Unrealized Appreciation (Depreciation)
Investment Securities	2,558,444
Futures Contracts	4,276
Foreign Currencies	(1)
Net Assets	13,034,191

Explorer Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Investor Shares—Net Assets
Applicable to 34,474,998 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			3,520,041
Net Asset Value Per Share—Investor Shares			$102.10

Admiral Shares—Net Assets
Applicable to 100,161,493 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			9,514,150
Net Asset Value Per Share—Admiral Shares			$94.99

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $283,374,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Certain of the fund’s securities are valued using significant unobservable inputs.
4 Includes restricted security, representing 0.0% of net assets.
5 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 3.9%, respectively, of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Collateral of $290,432,000 was received for securities on loan, of which $281,586,000 is held in Vanguard Market Liquidity Fund and $8,846,000 is held in cash.
8 Securities with a value of $4,553,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2017	1,507	113,228	4,276

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	96,022
Interest	4,014
Securities Lending—Net	5,578
Total Income	105,614
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,997
Performance Adjustment	(897)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,156
Management and Administrative—Admiral Shares	10,295
Marketing and Distribution—Investor Shares	500
Marketing and Distribution—Admiral Shares	583
Custodian Fees	167
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	258
Shareholders’ Reports and Proxy—Admiral Shares	203
Trustees’ Fees and Expenses	24
Total Expenses	41,331
Expenses Paid Indirectly	(169)
Net Expenses	41,162
Net Investment Income	64,452
Realized Net Gain (Loss)
Investment Securities Sold	1,474,103
Futures Contracts	24,732
Foreign Currencies	(17)
Realized Net Gain (Loss)	1,498,818
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,279,866
Futures Contracts	5,284
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	1,285,151
Net Increase (Decrease) in Net Assets Resulting from Operations	2,848,421
1 Dividends are net of foreign withholding taxes of $352,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,452	59,390
Realized Net Gain (Loss)	1,498,818	514,943
Change in Unrealized Appreciation (Depreciation)	1,285,151	(308,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,848,421	265,495
Distributions
Net Investment Income
Investor Shares	(12,371)	(11,268)
Admiral Shares	(37,862)	(34,000)
Realized Capital Gain[1]
Investor Shares	(138,868)	(348,212)
Admiral Shares	(311,675)	(688,442)
Total Distributions	(500,776)	(1,081,922)
Capital Share Transactions
Investor Shares	(495,947)	(262,647)
Admiral Shares	362,658	458,694
Net Increase (Decrease) from Capital Share Transactions	(133,289)	196,047
Total Increase (Decrease)	2,214,356	(620,380)
Net Assets
Beginning of Period	10,819,835	11,440,215
End of Period[2]	13,034,191	10,819,835

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $74,171,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,685,000 and $17,943,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$83.91	$90.55	$105.28	$107.96	$78.03
Investment Operations
Net Investment Income	. 421[1]	.393	.281	.120	.219[2]
Net Realized and Unrealized Gain (Loss)
on Investments	21.657	1.581	(.900)	8.062	32.286
Total from Investment Operations	22.078	1.974	(.619)	8.182	32.505
Distributions
Dividends from Net Investment Income	(.318)	(.270)	(.152)	(.040)	(.272)
Distributions from Realized Capital Gains	(3.570)	(8.344)	(13.959)	(10.822)	(2.303)
Total Distributions	(3.888)	(8.614)	(14.111)	(10.862)	(2.575)
Net Asset Value, End of Period	$102.10	$83.91	$90.55	$105.28	$107.96

Total Return [3]	27.10%	2.47%	-0.62%	8.20%	42.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,520	$3,324	$3,863	$4,623	$5,573
Ratio of Total Expenses to Average Net Assets[4]	0.43%	0.45%	0.48%	0.51%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.45%	0.46%	0.27%	0.12%	0.27%[2]
Portfolio Turnover Rate	76%	66%	62%	66%	65%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.07	$84.28	$98.03	$100.54	$72.68
Investment Operations
Net Investment Income	. 495[1]	.473	.402	.302	.375[2]
Net Realized and Unrealized Gain (Loss)
on Investments	20.145	1.455	(.853)	7.466	30.019
Total from Investment Operations	20.640	1.928	(.451)	7.768	30.394
Distributions
Dividends from Net Investment Income	(.403)	(.383)	(.324)	(.216)	(.392)
Distributions from Realized Capital Gains	(3.317)	(7.755)	(12.975)	(10.062)	(2.142)
Total Distributions	(3.720)	(8.138)	(13.299)	(10.278)	(2.534)
Net Asset Value, End of Period	$94.99	$78.07	$84.28	$98.03	$100.54

Total Return [3]	27.25%	2.60%	-0.48%	8.37%	43.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,514	$7,496	$7,577	$7,670	$6,497
Ratio of Total Expenses to Average Net Assets[4]	0.31%	0.33%	0.34%	0.35%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.57%	0.58%	0.41%	0.28%	0.43%[2]
Portfolio Turnover Rate	76%	66%	62%	66%	65%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

Explorer Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash

Explorer Fund

collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, ArrowMark Colorado Holdings, LLC (formerly Arrowpoint Asset Management, LLC), beginning March 2017, ClearBridge Investments, LLC, and Stephens Investment Management Group, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014. In accordance with the advisory contract entered into with ClearBridge Investments, LLC, beginning May 1, 2018, the basic fee will be subject to quarterly

Explorer Fund

adjustments based on performance relative to the Russell 2500 Growth Index since April 30, 2017. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since October 31, 2013.

Until December 2016, a portion of the fund was managed by Chartwell Investment Partners, LLC. The basic fee paid to Chartwell Investment Partners, LLC, was subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years. Until March 2017, a portion of the fund was managed by Granahan Investment Management, Inc., and Kalmar Investment Advisers. The basic fee of Granahan Investment Management, Inc., was subject to quarterly adjustments based on performance relative to a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index for the preceding three years. The basic fee of Kalmar Investment Advisers was subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,021,000 for the year ended October 31, 2017.

For the year ended October 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $897,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $790,000, representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2017, these arrangements reduced the fund’s management and administrative expenses by $166,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.00% of average net assets.

Explorer Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,614,606	94,554	4,979
Temporary Cash Investments	565,395	55,987	—
Futures Contracts—Assets[1]	753	—	—
Total	13,180,754	150,541	4,979
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,541,000 from undistributed net investment income and $107,245,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $347,477,000 of ordinary income and $1,087,501,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $10,777,625,000. Net unrealized appreciation of investment securities for tax purposes was $2,557,896,000, consisting of unrealized gains of $3,055,395,000 on securities that had risen in value since their purchase and $497,499,000 in unrealized losses on securities that had fallen in value since their purchase.

Explorer Fund

G. During the year ended October 31, 2017, the fund purchased $8,855,403,000 of investment securities and sold $9,286,249,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	241,157	2,593	217,700	2,731
Issued in Lieu of Cash Distributions	148,985	1,706	354,130	4,350
Redeemed	(886,089)	(9,437)	(834,477)	(10,127)
Net Increase (Decrease)—Investor Shares	(495,947)	(5,138)	(262,647)	(3,046)
Admiral Shares
Issued	1,314,009	15,041	1,001,585	13,146
Issued in Lieu of Cash Distributions	325,490	4,011	683,869	9,039
Redeemed	(1,276,841)	(14,911)	(1,226,760)	(16,073)
Net Increase (Decrease)—Admiral Shares	362,658	4,141	458,694	6,112

Explorer Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App.(Dep.) Income		Received	Value
	($000)	($000)	($000)	($000)	($000)	($000) ($000)		($000)
BroadSoft Inc.	NA1	56,860	35,160	2,520	18,788	—	—	NA1
Cardtronics plc
Class A	NA1	86,704	76,508	(3,001)	(53,013)	—	—	NA1
eHealth Inc.	7,324	—	10,555	(1,538)	4,769	—	—	—
H&E Equipment
Services Inc.	27,559	—	32,223	(6,856)	11,520	274	—	—
Information Services
Group Inc.	8,649	3,963	11,994	628	(1,246)	—	—	—
Kindred Healthcare
Inc.	NA2	12,552	—	—	(16,784)	—	—	30,653
MarineMax Inc.	28,588	1,467	24,880	(5,168)	(7)	—	—	—
National CineMedia
Inc.	NA1	29,502	26,659	(6,733)	(18,724)	—	—	NA1
Vanguard Market
Liquidity Fund	504,433	NA [3]	NA [3]	30	(20)	3,586	—	565,395
Vanguard
Small-Cap ETF	90,564	625,959	665,990	15,418	2,704	1,592	—	68,655
Vanguard Small-
Cap Growth ETF	47,964	—	—	—	12,122	531	—	60,086
Total	715,081			(4,700)	(39,891)	5,983	—	724,789

1 Not applicable—at October 31, 2016, and October 31, 2017, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
2 Not applicable—at October 31, 2016, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets – investments summary and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $543,610,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $50,233,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 15.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.10%	14.88%	7.57%
Returns After Taxes on Distributions	25.81	12.59	6.28
Returns After Taxes on Distributions and Sale of Fund Shares	16.14	11.44	5.82

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,093.26	$2.22
Admiral Shares	1,000.00	1,093.98	1.64
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$2.14
Admiral Shares	1,000.00	1,023.64	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2017: $45,000
Fiscal Year Ended October 31, 2016: $46,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2017: $8,424,459
Fiscal Year Ended October 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2017: $3,194,093
Fiscal Year Ended October 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2017: $0
Fiscal Year Ended October 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)

Common Stocks (97.5%)[1]
Consumer Discretionary (13.6%)
	Carter's Inc.	996,117	96,354
*	Live Nation Entertainment Inc.	1,671,498	73,178
*	Burlington Stores Inc.	758,216	71,189
	New York Times Co. Class A	3,033,454	57,939
^	Monro Inc.	1,075,002	53,051
	Bloomin' Brands Inc.	2,945,706	52,375
*	Deckers Outdoor Corp.	714,200	48,737
*	ServiceMaster Global Holdings Inc.	990,662	46,670
	Papa John's International Inc.	680,176	46,286
*	Sally Beauty Holdings Inc.	2,556,830	44,259
^	Acushnet Holdings Corp.	2,368,806	43,752
	Cinemark Holdings Inc.	1,192,958	43,352
	Lennar Corp. Class A	778,291	43,327
	Chico's FAS Inc.	5,147,307	41,127
*,^	TripAdvisor Inc.	1,070,700	40,151
	Polaris Industries Inc.	338,375	40,074
	La-Z-Boy Inc.	1,437,410	38,738
	Wolverine World Wide Inc.	1,394,060	38,058
*	Lululemon Athletica Inc.	582,624	35,837
	Core-Mark Holding Co. Inc.	1,000,230	34,068
*	Buffalo Wild Wings Inc.	284,610	33,641
	Dunkin' Brands Group Inc.	568,028	33,553
*,^	Under Armour Inc.	2,896,237	33,394
*	Lions Gate Entertainment Corp. Class A	1,013,718	29,418
	Tenneco Inc.	492,585	28,624
*	Grand Canyon Education Inc.	319,397	28,589
	Cooper Tire & Rubber Co.	706,400	23,170
	Domino's Pizza Inc.	125,650	22,994
	Lear Corp.	129,848	22,800
^	Wingstop Inc.	604,013	20,458
	Expedia Inc.	161,692	20,157
*	LKQ Corp.	515,098	19,414
^	Signet Jewelers Ltd.	281,880	18,483
*	NVR Inc.	5,618	18,435
*,^	Carvana Co.	1,297,428	18,398
*,^	Ollie's Bargain Outlet Holdings Inc.	411,926	18,393
	Ross Stores Inc.	284,317	18,051
	Advance Auto Parts Inc.	206,250	16,859
	National CineMedia Inc.	2,503,991	16,852
*	Ulta Beauty Inc.	82,053	16,557
^	Cheesecake Factory Inc.	364,202	16,294
*	Scientific Games Corp. Class A	342,277	16,292
*	Bright Horizons Family Solutions Inc.	183,988	15,878
	Children's Place Inc.	134,128	14,593
*	Taylor Morrison Home Corp. Class A	595,091	14,371
*	Dave & Buster's Entertainment Inc.	282,950	13,638
^	KB Home	494,469	13,563
*,^	IMAX Corp.	557,758	13,526
*	Helen of Troy Ltd.	139,077	12,920
*	Chuy's Holdings Inc.	536,760	12,077
	H&R Block Inc.	487,906	12,071
	Tailored Brands Inc.	778,384	12,026
*	Netflix Inc.	56,422	11,083
	Nutrisystem Inc.	205,809	10,280
	Aaron's Inc.	272,262	10,019
^	PetMed Express Inc.	277,432	9,810
*,^	iRobot Corp.	141,430	9,503
	Ruth's Hospitality Group Inc.	437,159	9,224
	Dick's Sporting Goods Inc.	363,574	8,897
	Sinclair Broadcast Group Inc. Class A	268,373	8,507
*	Pinnacle Entertainment Inc.	328,028	8,486

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Cooper-Standard Holdings Inc.	70,878	7,902
*	Weight Watchers International Inc.	174,089	7,820
	Service Corp. International	213,681	7,577
*	MCBC Holdings Inc.	326,591	7,469
*	Fox Factory Holding Corp.	138,768	5,905
*	Malibu Boats Inc. Class A	188,977	5,896
	MDC Holdings Inc.	154,548	5,724
*	Chegg Inc.	331,143	5,136
*	Visteon Corp.	37,075	4,673
^	Brinker International Inc.	128,533	3,949
*	Sotheby's	75,888	3,933
	Capella Education Co.	38,600	3,144
*	MSG Networks Inc.	148,220	2,572
	Bassett Furniture Industries Inc.	41,700	1,618
*	Lumber Liquidators Holdings Inc.	47,782	1,471
*	Gray Television Inc.	81,585	1,270
*	Hemisphere Media Group Inc. Class A	85,560	1,044
			1,776,923
Consumer Staples (2.9%)
	Nu Skin Enterprises Inc. Class A	868,363	55,236
	Casey's General Stores Inc.	432,190	49,516
*	Post Holdings Inc.	568,516	47,147
*	Performance Food Group Co.	1,589,500	44,983
*,^	Herbalife Ltd.	508,957	36,960
*	Blue Buffalo Pet Products Inc.	1,095,441	31,691
*	Monster Beverage Corp.	473,203	27,413
^	Calavo Growers Inc.	323,131	23,815
^	MGP Ingredients Inc.	240,445	16,341
*,^	Pilgrim's Pride Corp.	389,216	12,369
*	HRG Group Inc.	750,356	12,171
	National Beverage Corp.	115,613	11,318
*	US Foods Holding Corp.	241,037	6,575
	John B Sanfilippo & Son Inc.	31,420	1,849
*	Sprouts Farmers Market Inc.	65,875	1,218
^	Natural Health Trends Corp.	37,583	724
	Ingles Markets Inc. Class A	21,487	501
			379,827
Energy (1.7%)
	Delek US Holdings Inc.	1,634,199	42,571
*	Energen Corp.	580,278	30,000
^	Core Laboratories NV	255,680	25,542
^	RPC Inc.	897,744	21,824
*	Parsley Energy Inc. Class A	706,520	18,793
*	RigNet Inc.	716,013	12,494
*	Forum Energy Technologies Inc.	761,360	10,964
*,^	Chesapeake Energy Corp.	2,585,401	10,083
	Cabot Oil & Gas Corp.	363,377	10,066
	Oceaneering International Inc.	373,752	7,557
*	Newfield Exploration Co.	164,171	5,055
*	Rice Energy Inc.	177,805	5,041
	Range Resources Corp.	234,391	4,245
*	Carrizo Oil & Gas Inc.	211,842	3,748
	CVR Energy Inc.	127,378	3,497
*	Abraxas Petroleum Corp.	1,109,464	2,363
*	ProPetro Holding Corp.	110,134	1,677
*	SRC Energy Inc.	175,158	1,671
			217,191
Financials (7.7%)
*	SVB Financial Group	340,670	74,702
	Nasdaq Inc.	890,982	64,730
	LPL Financial Holdings Inc.	1,282,201	63,610
	Assured Guaranty Ltd.	1,637,196	60,740
*	MGIC Investment Corp.	4,034,571	57,694

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Western Alliance Bancorp	1,012,311	56,487
	Sterling Bancorp	1,944,045	48,698
	Financial Engines Inc.	1,225,944	44,257
	Assurant Inc.	415,808	41,851
	Redwood Trust Inc.	2,661,054	41,805
^	WisdomTree Investments Inc.	3,759,864	41,697
	MFA Financial Inc.	4,982,519	41,056
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,663,403	40,022
	Solar Capital Ltd.	1,434,019	30,416
	Affiliated Managers Group Inc.	155,250	28,954
*	Signature Bank	212,760	27,661
	MarketAxess Holdings Inc.	144,765	25,189
	MSCI Inc. Class A	197,754	23,208
	Investment Technology Group Inc.	972,144	22,816
	Bank of the Ozarks	454,878	21,207
	Primerica Inc.	192,799	17,063
*	Essent Group Ltd.	374,592	15,965
*	Walker & Dunlop Inc.	250,937	13,774
	Hilltop Holdings Inc.	584,300	13,766
*,^	Credit Acceptance Corp.	47,670	13,669
	East West Bancorp Inc.	204,094	12,213
	Evercore Inc. Class A	104,474	8,368
*	Green Dot Corp. Class A	136,125	7,707
	BGC Partners Inc. Class A	434,171	6,586
	Universal Insurance Holdings Inc.	270,027	6,440
	Legg Mason Inc.	134,721	5,144
*	World Acceptance Corp.	55,284	4,837
	National Bank Holdings Corp. Class A	136,594	4,483
	Moelis & Co. Class A	87,983	3,761
*	Regional Management Corp.	145,437	3,591
*,^	BofI Holding Inc.	121,962	3,281
*	Nationstar Mortgage Holdings Inc.	115,182	2,243
*,^	Health Insurance Innovations Inc. Class A	81,501	1,752
*	NMI Holdings Inc. Class A	81,379	1,184
	Cboe Global Markets Inc.	10,446	1,181
			1,003,808
Health Care (17.2%)
*	ICON plc	1,120,455	133,177
*	Insulet Corp.	2,146,528	126,237
*	athenahealth Inc.	886,162	113,322
*	Medidata Solutions Inc.	1,302,577	97,993
*	Mettler-Toledo International Inc.	100,756	68,779
	HealthSouth Corp.	1,270,837	58,636
*	Haemonetics Corp.	1,149,676	54,679
*	Molina Healthcare Inc.	757,500	51,381
	STERIS plc	506,608	47,282
*	INC Research Holdings Inc. Class A	783,949	44,803
*	IDEXX Laboratories Inc.	260,758	43,330
*	Bluebird Bio Inc.	295,480	41,101
	Cooper Cos. Inc.	165,980	39,878
*	LifePoint Health Inc.	803,974	38,711
*	Globus Medical Inc.	1,207,953	38,498
	Hill-Rom Holdings Inc.	450,500	36,360
*	ABIOMED Inc.	184,971	35,685
*	BioMarin Pharmaceutical Inc.	422,820	34,709
*	HealthEquity Inc.	684,933	34,397
2	Kindred Healthcare Inc.	5,066,659	30,653
*	Prestige Brands Holdings Inc.	601,748	28,222
*	Ligand Pharmaceuticals Inc.	192,530	27,984
*	Illumina Inc.	132,784	27,246
*	Neogen Corp.	334,395	26,819
*	PRA Health Sciences Inc.	322,370	26,251
*	Blueprint Medicines Corp.	388,500	25,804
*	Exelixis Inc.	968,229	24,002

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Cerner Corp.	348,540	23,533
*,^	MiMedx Group Inc.	1,790,761	22,707
*	Momenta Pharmaceuticals Inc.	1,598,200	22,535
*	Spark Therapeutics Inc.	277,500	22,450
*	Intuitive Surgical Inc.	59,631	22,383
*	Exact Sciences Corp.	402,277	22,121
*	WellCare Health Plans Inc.	110,315	21,814
*	HMS Holdings Corp.	1,123,532	21,617
*	TESARO Inc.	185,102	21,429
	ResMed Inc.	253,981	21,380
*	Ignyta Inc.	1,383,100	21,300
*	Dermira Inc.	781,200	20,913
*,^	Teladoc Inc.	623,265	20,599
*	MEDNAX Inc.	469,082	20,541
*	Veeva Systems Inc. Class A	316,072	19,261
*,^	Glaukos Corp.	545,200	19,251
*	DexCom Inc.	423,886	19,062
*	Charles River Laboratories International Inc.	161,560	18,788
*	Catalent Inc.	419,498	17,866
*	Premier Inc. Class A	539,740	17,633
*	NuVasive Inc.	310,454	17,612
*	Hologic Inc.	445,564	16,865
*	Masimo Corp.	178,973	15,707
*	Nevro Corp.	175,995	15,414
*	Repligen Corp.	412,603	15,349
*	Align Technology Inc.	63,947	15,282
	Chemed Corp.	67,834	15,156
*,^	Revance Therapeutics Inc.	575,783	14,970
*	Aduro Biotech Inc.	1,845,707	14,673
*	Corcept Therapeutics Inc.	731,237	14,398
	Bruker Corp.	434,687	13,649
*,^	Acadia Healthcare Co. Inc.	420,837	13,197
*	Pacira Pharmaceuticals Inc.	410,343	13,152
*	Array BioPharma Inc.	1,227,344	12,826
*	Juno Therapeutics Inc.	278,921	12,526
*	OraSure Technologies Inc.	633,431	12,510
*	Ultragenyx Pharmaceutical Inc.	270,000	12,444
*	FibroGen Inc.	221,016	12,344
*	Neurocrine Biosciences Inc.	198,380	12,321
*,^	Evolent Health Inc. Class A	741,009	12,041
*,^	Endologix Inc.	2,262,109	11,989
*	Inogen Inc.	118,690	11,742
*	Penumbra Inc.	114,820	11,545
*	Quintiles IMS Holdings Inc.	105,638	11,420
*	Cambrex Corp.	240,960	10,422
*	Alnylam Pharmaceuticals Inc.	83,365	10,157
*,^	Atara Biotherapeutics Inc.	712,284	10,114
	PerkinElmer Inc.	137,695	9,958
*	Emergent BioSolutions Inc.	242,732	9,950
*,^	DBV Technologies SA ADR	422,562	9,896
*	Cytokinetics Inc.	614,302	8,385
*	Heska Corp.	85,041	8,292
*	ImmunoGen Inc.	1,351,858	7,841
*,^	Immunomedics Inc.	702,309	7,529
*	Vanda Pharmaceuticals Inc.	353,378	5,548
*	Cardiovascular Systems Inc.	191,158	4,601
*	BioCryst Pharmaceuticals Inc.	1,004,062	4,518
*	Lantheus Holdings Inc.	209,776	4,175
*	Cotiviti Holdings Inc.	118,303	4,160
*	Medpace Holdings Inc.	107,710	4,036
*,^	AAC Holdings Inc.	478,980	3,794
*	Amphastar Pharmaceuticals Inc.	195,271	3,529
	LeMaitre Vascular Inc.	104,468	3,344
*	Coherus Biosciences Inc.	231,192	2,601

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

		Market
		Value
	Shares	($000)
* PTC Therapeutics Inc.	118,056	2,212
* Sangamo Therapeutics Inc.	104,089	1,291
* AMN Healthcare Services Inc.	28,331	1,244
* Cross Country Healthcare Inc.	79,771	1,089
* Civitas Solutions Inc.	54,436	1,015
* Ophthotech Corp.	420,409	980
Utah Medical Products Inc.	11,070	835
* Genomic Health Inc.	24,132	791
* Progenics Pharmaceuticals Inc.	92,182	571
* Merrimack Pharmaceuticals Inc.	29,493	346
		2,245,478
Industrials (18.6%)
* TriNet Group Inc.	3,188,722	110,712
* Kirby Corp.	1,358,315	96,237
* Sensata Technologies Holding NV	1,853,394	90,649
* Clean Harbors Inc.	1,670,063	89,365
* Teledyne Technologies Inc.	421,507	71,639
* Trex Co. Inc.	640,600	70,114
* United Rentals Inc.	486,023	68,763
* TransUnion	1,243,105	65,251
John Bean Technologies Corp.	587,807	62,837
Orbital ATK Inc.	456,578	60,693
Woodward Inc.	771,748	59,679
* Middleby Corp.	497,741	57,688
Terex Corp.	1,224,200	57,672
HEICO Corp. Class A	745,922	56,765
* Proto Labs Inc.	642,959	56,098
IDEX Corp.	434,150	55,662
* AerCap Holdings NV	1,032,670	54,360
MSC Industrial Direct Co. Inc. Class A	629,943	52,222
* Copart Inc.	1,339,400	48,607
AGCO Corp.	691,900	47,444
Timken Co.	999,800	47,141
Watts Water Technologies Inc. Class A	629,938	42,458
* XPO Logistics Inc.	585,856	40,629
Multi-Color Corp.	487,858	40,346
GATX Corp.	654,133	38,862
Kennametal Inc.	885,769	38,664
Schneider National Inc. Class B	1,469,637	38,490
Forward Air Corp.	655,822	37,670
Advanced Drainage Systems Inc.	1,911,199	37,364
* Masonite International Corp.	556,240	37,324
Heartland Express Inc.	1,597,728	34,080
* Advisory Board Co.	574,548	30,982
Tennant Co.	394,913	27,387
* WageWorks Inc.	406,208	25,896
^ Wabtec Corp.	338,380	25,886
Allegion plc	286,324	23,877
* Spirit Airlines Inc.	628,310	23,304
* Verisk Analytics Inc. Class A	268,691	22,852
Huntington Ingalls Industries Inc.	94,225	21,938
* MRC Global Inc.	1,201,350	20,603
Allison Transmission Holdings Inc.	445,798	18,942
Graco Inc.	140,400	18,503
* SiteOne Landscape Supply Inc.	270,162	17,158
* Beacon Roofing Supply Inc.	291,419	16,147
Ritchie Bros Auctioneers Inc.	557,632	15,630
Brink's Co.	196,085	14,922
* MasTec Inc.	341,662	14,879
Argan Inc.	204,188	14,038
Toro Co.	221,447	13,918
Spirit AeroSystems Holdings Inc. Class A	156,464	12,533
* Continental Building Products Inc.	465,437	12,427
Wabash National Corp.	548,850	12,349

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	JB Hunt Transport Services Inc.	115,890	12,330
	Quad/Graphics Inc.	534,130	12,173
*	Meritor Inc.	465,694	12,113
*	Hawaiian Holdings Inc.	346,693	11,614
	Global Brass & Copper Holdings Inc.	330,707	11,575
	Copa Holdings SA Class A	90,777	11,183
*	Aerojet Rocketdyne Holdings Inc.	335,419	10,592
	Air Lease Corp. Class A	233,650	10,152
*	IHS Markit Ltd.	234,332	9,985
	Applied Industrial Technologies Inc.	150,897	9,605
*	TrueBlue Inc.	340,022	9,215
	Lincoln Electric Holdings Inc.	96,728	8,867
*,^	Axon Enterprise Inc.	375,449	8,624
*	Atkore International Group Inc.	408,539	7,889
*,^	Kornit Digital Ltd.	502,780	7,818
	Greenbrier Cos. Inc.	139,627	7,288
*,^	KeyW Holding Corp.	949,886	7,172
	Kimball International Inc. Class B	346,641	6,645
	BWX Technologies Inc.	108,424	6,497
*	SP Plus Corp.	161,955	6,276
	Barnes Group Inc.	94,170	6,129
*	Univar Inc.	202,718	6,031
*	Ply Gem Holdings Inc.	328,603	5,553
*	YRC Worldwide Inc.	372,642	5,019
*	Harsco Corp.	203,587	4,326
*	Moog Inc. Class A	45,359	3,981
	MSA Safety Inc.	48,111	3,825
*	Roadrunner Transportation Systems Inc.	406,412	3,576
*	Builders FirstSource Inc.	192,897	3,476
	LSC Communications Inc.	185,641	3,004
*	Vectrus Inc.	95,962	2,928
	Donaldson Co. Inc.	58,421	2,758
	Barrett Business Services Inc.	44,878	2,728
	Brady Corp. Class A	64,973	2,472
	Herman Miller Inc.	71,043	2,387
*	WABCO Holdings Inc.	14,650	2,162
	HEICO Corp.	21,030	1,907
*	Generac Holdings Inc.	23,075	1,202
*	Kratos Defense & Security Solutions Inc.	90,597	1,091
*	On Assignment Inc.	15,647	958
			2,422,782
Information Technology (25.2%)
*	Cadence Design Systems Inc.	2,765,192	119,346
*,^	2U Inc.	1,599,176	101,756
	MAXIMUS Inc.	1,180,888	78,446
*	BroadSoft Inc.	1,415,700	77,651
*	First Solar Inc.	1,204,921	66,054
	MercadoLibre Inc.	269,936	64,868
*	Callidus Software Inc.	2,547,761	64,586
	Entegris Inc.	1,944,107	63,669
*	HubSpot Inc.	732,710	63,416
*	ServiceNow Inc.	501,050	63,318
*	Atlassian Corp. plc Class A	1,293,460	62,565
	CSRA Inc.	1,923,783	61,542
	CDW Corp.	869,286	60,850
*	GoDaddy Inc. Class A	1,291,284	60,303
*	Cavium Inc.	862,082	59,475
	Power Integrations Inc.	729,971	58,653
*,^	GrubHub Inc.	940,422	57,385
*	Fortinet Inc.	1,451,058	57,186
*	Take-Two Interactive Software Inc.	481,070	53,230
*	New Relic Inc.	964,281	49,497
*	Tableau Software Inc. Class A	603,404	48,930
*	Ciena Corp.	2,296,238	48,841

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Square Inc.	1,284,490	47,770
*	Cardtronics plc Class A	2,059,028	47,152
*	IPG Photonics Corp.	216,000	45,989
*	CoStar Group Inc.	146,800	43,416
	SS&C Technologies Holdings Inc.	1,066,348	42,867
*	Cornerstone OnDemand Inc.	1,010,680	38,770
*	Zendesk Inc.	1,234,341	38,265
*	Euronet Worldwide Inc.	390,926	37,779
*	Arrow Electronics Inc.	448,200	37,465
*	Aspen Technology Inc.	542,276	34,988
*	Check Point Software Technologies Ltd.	295,070	34,733
*	MACOM Technology Solutions Holdings Inc.	813,715	33,265
	Microchip Technology Inc.	338,561	32,096
*	Envestnet Inc.	579,913	30,967
*	Trimble Inc.	754,079	30,827
*	Wix.com Ltd.	441,325	30,804
*	ON Semiconductor Corp.	1,402,281	29,897
	Cognex Corp.	241,909	29,791
*	Proofpoint Inc.	322,303	29,784
	Teradyne Inc.	684,782	29,370
	FLIR Systems Inc.	591,842	27,710
*	Shutterstock Inc.	699,412	27,270
*	Guidewire Software Inc.	334,745	26,773
^	Cimpress NV	238,329	26,011
*,^	Inphi Corp.	630,830	25,851
*,^	Cloudera Inc.	1,559,424	23,594
*	RealPage Inc.	531,195	23,001
*,^	Acacia Communications Inc.	537,500	22,742
*	WEX Inc.	179,649	22,203
*	Descartes Systems Group Inc.	748,131	21,733
*	Ultimate Software Group Inc.	106,052	21,485
*,^	Oclaro Inc.	2,546,500	21,060
*,^	Stratasys Ltd.	925,932	20,852
*	Semtech Corp.	492,814	20,230
*	CyberArk Software Ltd.	469,964	19,912
*	Advanced Micro Devices Inc.	1,788,134	19,643
*	Stamps.com Inc.	87,510	19,637
*	Zebra Technologies Corp.	165,833	19,235
	Alliance Data Systems Corp.	85,680	19,169
	Harris Corp.	132,869	18,511
	Booz Allen Hamilton Holding Corp. Class A	475,921	17,985
*	Imperva Inc.	402,360	17,181
*	Tyler Technologies Inc.	95,855	16,994
*	Red Hat Inc.	134,139	16,208
*	Barracuda Networks Inc.	672,763	15,682
*	Microsemi Corp.	288,025	15,372
*	RingCentral Inc. Class A	364,675	15,371
*	Integrated Device Technology Inc.	484,475	15,053
*	Yelp Inc. Class A	318,740	14,892
*	PTC Inc.	222,498	14,785
*	Five9 Inc.	575,069	14,509
*	Match Group Inc.	538,854	14,409
*	Shopify Inc. Class A	143,828	14,309
*	Gartner Inc.	113,581	14,233
*	Itron Inc.	180,868	14,135
*	Extreme Networks Inc.	1,165,121	13,981
*	KEMET Corp.	541,275	13,905
	National Instruments Corp.	308,157	13,867
*	Q2 Holdings Inc.	312,751	13,308
*	Manhattan Associates Inc.	313,004	13,102
	Travelport Worldwide Ltd.	821,166	12,884
*,^	ANGI Homeservices Inc. Class A	984,815	12,310
*,^	TrueCar Inc.	755,008	12,216
*	Qualys Inc.	224,918	11,898

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
*	Ultra Clean Holdings Inc.	464,462	11,853
*	ANSYS Inc.	86,459	11,820
*	Synaptics Inc.	313,578	11,640
*	ChannelAdvisor Corp.	1,019,143	11,465
*,^	Ambarella Inc.	202,001	11,401
*	Electronic Arts Inc.	93,756	11,213
*	Palo Alto Networks Inc.	74,950	11,033
*	Hortonworks Inc.	663,603	10,956
*	Cirrus Logic Inc.	195,269	10,935
*	Carbonite Inc.	479,287	10,880
*,^	Unisys Corp.	1,215,999	10,640
*,^	3D Systems Corp.	858,031	10,622
	TeleTech Holdings Inc.	252,880	10,532
*	Switch Inc.	547,458	10,473
*	Box Inc.	474,453	10,414
*	Amkor Technology Inc.	855,830	9,902
*	Arista Networks Inc.	47,405	9,476
	SYNNEX Corp.	68,393	9,225
	Pegasystems Inc.	145,586	8,488
*	A10 Networks Inc.	1,089,577	7,965
*	TTM Technologies Inc.	499,354	7,880
*	8x8 Inc.	588,129	7,852
*	Workiva Inc.	305,226	6,822
	CSG Systems International Inc.	147,097	6,228
	Hackett Group Inc.	384,389	5,935
*	ePlus Inc.	61,177	5,849
*	Blackhawk Network Holdings Inc.	167,520	5,687
*	Varonis Systems Inc.	127,362	5,553
*	NCR Corp.	171,979	5,519
*	Blucora Inc.	253,605	5,503
*	Control4 Corp.	174,157	5,129
	Science Applications International Corp.	62,857	4,610
*	Sykes Enterprises Inc.	142,978	4,138
	Brooks Automation Inc.	102,410	3,522
*	Web.com Group Inc.	137,278	3,308
*	Care.com Inc.	207,580	3,190
*	MINDBODY Inc. Class A	88,773	2,863
*	IAC/InterActiveCorp	20,667	2,667
*	Axcelis Technologies Inc.	78,793	2,592
*	Plexus Corp.	41,383	2,542
*	Alarm.com Holdings Inc.	51,390	2,399
	Progress Software Corp.	55,409	2,345
*	MuleSoft Inc. Class A	89,826	2,101
*	Advanced Energy Industries Inc.	21,304	1,805
	MKS Instruments Inc.	16,230	1,763
*	Glu Mobile Inc.	416,892	1,672
*	PROS Holdings Inc.	67,159	1,517
*	Brightcove Inc.	179,662	1,437
*	Etsy Inc.	74,020	1,236
*	Zillow Group Inc. Class A	29,432	1,216
*	Avid Technology Inc.	239,521	1,063
*	Travelzoo	54,221	363
			3,290,012
Materials (5.2%)
	Graphic Packaging Holding Co.	3,998,503	61,937
*	Berry Global Group Inc.	938,069	55,768
	Orion Engineered Carbons SA	2,283,900	54,014
	RPC Group plc	4,315,609	54,008
	PolyOne Corp.	1,170,438	53,922
	Carpenter Technology Corp.	993,300	49,456
	Methanex Corp.	919,536	44,827
	Smurfit Kappa Group plc	1,359,569	40,546
*	Ferro Corp.	1,686,903	40,182
	Minerals Technologies Inc.	554,450	39,865

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

			Market
			Value
		Shares	($000)
	Chemours Co.	426,141	24,124
	Packaging Corp. of America	197,923	23,013
	Huntsman Corp.	538,818	17,253
*	Louisiana-Pacific Corp.	565,686	15,375
*	Owens-Illinois Inc.	622,963	14,883
*	Summit Materials Inc. Class A	454,221	14,263
*	Koppers Holdings Inc.	285,286	13,851
	Balchem Corp.	162,824	13,724
	Avery Dennison Corp.	75,854	8,053
	Kronos Worldwide Inc.	193,762	5,098
	Albemarle Corp.	34,135	4,809
	Stepan Co.	55,269	4,414
	Greif Inc. Class A	73,212	4,066
	Rayonier Advanced Materials Inc.	270,362	3,885
	A Schulman Inc.	80,708	3,172
*	Century Aluminum Co.	194,379	2,721
	Innophos Holdings Inc.	53,316	2,609
	Trinseo SA	24,808	1,761
*	AdvanSix Inc.	31,598	1,462
	Valvoline Inc.	55,187	1,326
			674,387
Other (1.0%)
3	Vanguard Small-Cap ETF	478,332	68,655
^,3	Vanguard Small-Cap Growth ETF	384,700	60,086
*,4,5	Dropbox Private Placement	361,745	4,710
*,4	Dyax Corp CVR Exp. 12/31/2019	134,316	269
			133,720
Real Estate (3.3%)
*	SBA Communications Corp. Class A	443,554	69,718
	Life Storage Inc.	574,300	46,415
	Jones Lang LaSalle Inc.	342,800	44,389
	PS Business Parks Inc.	332,075	43,944
	LaSalle Hotel Properties	1,309,300	36,935
	Douglas Emmett Inc.	917,616	36,512
	Outfront Media Inc.	1,096,800	25,720
*	Five Point Holdings LLC Class A	1,930,500	24,807
	National Storage Affiliates Trust	824,236	20,433
	Ryman Hospitality Properties Inc.	228,631	15,119
^	Omega Healthcare Investors Inc.	361,366	10,429
	Sabra Health Care REIT Inc.	417,485	8,316
	Gaming and Leisure Properties Inc.	219,020	8,003
	GEO Group Inc.	286,878	7,445
	Senior Housing Properties Trust	401,850	7,394
	CoreSite Realty Corp.	64,561	7,150
	Iron Mountain Inc.	98,281	3,931
	National Health Investors Inc.	48,996	3,733
	Hersha Hospitality Trust Class A	75,404	1,334
	Potlatch Corp.	22,034	1,141
	Washington Prime Group Inc.	144,219	1,129
	RMR Group Inc. Class A	19,309	1,013
			425,010
Telecommunication Services (0.5%)
*	Vonage Holdings Corp.	6,072,971	49,373
*	Boingo Wireless Inc.	553,962	12,952
*	Zayo Group Holdings Inc.	158,389	5,711
	Cogent Communications Holdings Inc.	23,521	1,268
			69,304
Utilities (0.6%)
	Pattern Energy Group Inc. Class A	1,721,600	39,717
^	8Point3 Energy Partners LP Class A	1,728,749	26,173
	NRG Energy Inc.	319,016	7,976

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2017

					Market
					Value
				Shares	($000)
^	Spark Energy Inc. Class A			130,773	1,831
					75,697
Total Common Stocks (Cost $10,155,697)					12,714,139

		Coupon
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.3%)
6,7	Vanguard Market Liquidity Fund	1.246%		5,653,386	565,395

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.4%)
	Deutsche Bank Securities, Inc.
	(Dated 10/31/17, Repurchase Value $46,901,000,
	collateralized by U.S. Treasury Note/Bond 1.500%,
	10/31/19, with a value of $47,838,000)	1.060%	11/1/17	46,900	46,900

U.S. Government and Agency Obligations (0.1%)
8	United States Cash Management Bill	1.480%	1/2/18	5,000	4,991
8	United States Treasury Bill	1.052%	11/24/17	3,500	3,498
	United States Treasury Bill	1.008%	1/4/18	200	200
8	United States Treasury Bill	1.169%	3/22/18	400	398
					9,087
Total Temporary Cash Investments (Cost $621,380)					621,382
Total Investments (102.3%) (Cost $10,777,077)					13,335,521
Other Assets and Liabilities—Net (-2.3%)[7]					(301,330)
Net Assets (100%)					13,034,191

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $283,374,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 3.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Security value determined using significant unobservable inputs.
5 Restricted security represents 0.0% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Collateral of $290,432,000 was received for securities on loan, of which $281,586,000 is held in Vanguard Market Liquidity Fund and $8,846,000 is held in cash.
8 Securities with a value of $4,553,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

10

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11

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

December 19, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 21, 2017
VANGUARD EXPLORER FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 21, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.